SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                               MAY 3, 2001
                               -----------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact Name of Registrant as specified in its charter)


          Colorado              33-23693                   84-1090424
----------------------------   -----------            -------------------
(State or other jurisdiction   (Commission               (IRS Employer
    of incorporation)         File Number)            Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
               -------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
                             ---------------
           (Registrant's telephone number including area code)

                                   N/A
                                   ---
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
----------------------

     Entropin, Inc. ("Entropin") issued the following press release on April 26, 2001:

                              NEWS  RELEASE
                              -------------
                ENTROPIN REPORTS NOTIFICATION FROM NASDAQ

INDIO, Calif., April 26, 2001 /PRNewswire/ -- Entropin, Inc. (Nasdaq: ETOP
- news, ETOPW - news), today reported it has been notified by NASDAQ that as a result of the delayed filing of its Form 10-KSB, the fifth character "E" will be appended to its trading symbol(s). Accordingly, the trading symbol for the company's common stock will be changed from ETOP to ETOPE and the trading symbol for the company's warrants will be changed from ETOPW to ETOWE today.

The company continues to meet NASDAQ financial criteria with assets of $12.4 million and net worth of $7.8 million at December 31, 2000. The estimated timing for filing Form 10-KSB has not changed. The company expects to complete its review and file its report with the SEC no later than May 15, 2001. In accordance with NASDAQ Marketplace Rules, the company will file its Form 10-KSB in sufficient time to retain NASDAQ listing.

As previously reported on April 16, 2001, "the company has temporarily delayed filing its Form 10-KSB for the year ended December 31, 2000 to allow time to consider the valuation methodology used to record compensation expense associated with stock options granted in exchange for services. The adjustments being evaluated are non-cash accounting charges that have no impact on on-going operating activities and do not effect the company's cash position. The company expects to complete its review and file its Form 10-KSB within the next 30 days."

Entropin, Inc. is a pharmaceutical research and development company focused on the development of a novel topical therapeutic called Esterom(R) as a treatment for impaired range of motion associated with acute painful shoulder and acute lower back sprain. The company recently completed a Phase III trial of Esterom(R) in patients with impaired shoulder function, and plans to initiate its next study in the third quarter of 2001.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements that reflect Entropin's current views with respect to future events and financial performance. The words "believe," "expect,'' "anticipate'' and similar expressions identify forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to: (1) the ability to successfully complete development and commercialization of products, including the cost, scope and results of preclinical and clinical testing;
(2) the ability to successfully complete product research and further development, including animal, pre-clinical and clinical studies; (3) the time, cost and uncertainty of obtaining regulatory approvals; (4) the ability to obtain substantial additional funding; (5) the ability to develop and commercialize products before competitors; and (6) other factors detailed from time to time in filings with the Securities and Exchange Commission.
                [Condensed financial statements follow.]

                             ENTROPIN, INC.
                      (A development stage company)
                        CONDENSED BALANCE SHEETS
                               (Unaudited)


                                                         December 31,        December 31,
                                                            2000                1999
                                                         ------------        ------------
              ASSETS
CURRENT ASSETS
   Cash and cash equivalents                             $ 6,018,187         $ 2,260,526
   Short-term investments                                  5,821,069                   -
   Other current assets                                      231,639                   -
                                                         -----------         -----------
          Total current assets                            12,070,895           2,260,526

OTHER ASSETS                                                 335,096             564,699
                                                         -----------         -----------
                                                         $12,405,991         $ 2,825,225
                                                         ===========         ===========
     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                      $   271,035         $   322,805

LONG-TERM LIABILITIES AND REDEEMABLE PFD STOCK             4,328,464           4,487,733

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock                                                9,688               7,382

   Additional paid-in capital                             27,145,878          13,866,412
   Deficit accumulated during the development stage      (18,522,851)        (12,640,814)
   Unearned stock compensation                              (826,223)         (3,218,293)
                                                         -----------         -----------
          Total stockholders' equity (deficit)             7,806,492          (1,985,313)
                                                         -----------         -----------
                                                         $12,405,991         $ 2,825,225
                                                         ===========         ===========

                             ENTROPIN, INC.
                      (A development stage company)
                   CONDENSED STATEMENTS OF OPERATIONS
                               (Unaudited)

                                                               For the years ended
                                                                  December 31,
                                                        ----------------------------------
                                                            2000                 1999
                                                        -------------        -------------
EXPENSES
   Research and development                              $ 2,844,118         $ 1,743,837
   General and administrative                              3,614,107           3,258,651
                                                         -----------         -----------
          Total expenses                                   6,458,225           5,002,488

OTHER INCOME-NET                                             688,938              63,226
                                                         -----------         -----------

NET LOSS                                                  (5,769,287)         (4,939,262)

ACCRUED DIVIDENDS - SERIES B PFD STOCK                      (104,625)           (119,300)
                                                         -----------         -----------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS               $(5,873,912)        $(5,058,562)
                                                         ===========         ===========

Basic and diluted net loss per common share              $     (0.64)        $     (0.75)
                                                         ===========         ===========
Shares used in computing basic and diluted net
loss per common share                                      9,134,000           6,749,000
                                                         ===========         ===========


                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: May 3, 2001             ENTROPIN, INC.



                              By   /s/ Thomas G. Tachovsky
                                 -----------------------------------------
                                   Thomas G. Tachovsky
                                   President and Chief Executive Officer

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